                                                                    EXHIBIT 10.1

                                                                      EXECUTIION

                       SOUTHWESTERN LIFE HOLDINGS, INC.

                            SUBSCRIPTION AGREEMENT
                            ----------------------


          THIS SUBSCRIPTION AGREEMENT, dated as of June 13, 2000 (this "Agreement"), is made by and among Southwestern Life Holdings, Inc. (f/k/a
 ---------
PennCorp Financial Group, Inc.), a Delaware corporation, (the "Company"),
                                                               -------
Bernard Rapoport ("Rapoport"), SLM Investment, L.P. ("SLM"), Sharpe Taylor
                   --------                           ---
Investment, Ltd. ("Sharpe Taylor"), JTS Family Limited Partnership #14 ("JTS").
                   -------------                                         ---
SLM, Sharpe Talyor and JTS are referred to herein collectively as the "Sharpe
                                                                       ------
Purchasers" and individually as a "Sharpe Purchaser."  Rapoport and the Sharpe
----------                         ----------------
Purchasers are referred to herein collectively as the "Purchasers" and
                                                       ----------
individually as a "Purchaser."  The Purchasers will purchase, severally and not
                   ---------
jointly, the number of shares of stock listed on the Schedule of Purchasers attached hereto. Except as otherwise indicated, capitalized terms used herein are defined in Section 7 hereof.
               ---------

          The United States Bankruptcy Court, District of Delaware, has confirmed the Joint Plan of Reorganization of PennCorp Financial Group, Inc. and the Ad Hoc Committee of Preferred Stockholders under Chapter 11 of the Bankruptcy Code (the "Plan") pursuant to which the Company will reconstitute its
                      ----
capital structure through the repayment of certain of its outstanding debt obligations, exchange its existing preferred stock for Common Stock (as defined herein), incur new debt obligations and sell newly-issued Common Stock on the terms and subject to the conditions set forth in the Plan (the "Recapitalization").
 ----------------

          The purchase and sale of stock contemplated by this Agreement will be consummated contemporaneously with the consummation of the Recapitalization pursuant to the terms of the Plan.

          Rapoport, John Sharpe ("Sharpe") and the Company are parties to an
                                  ------
Amended and Restated Escrow Agreement, dated as of March 22, 2000 (the "Escrow
                                                                        ------
Agreement") pursuant to which (i) Rapoport has deposited $20,000,000 (the
---------
"Rapoport Deposit") with the Escrow Agent (as defined therein) and (ii) Sharpe
 ----------------
has deposited $3,000,000 (the "Sharpe Deposit") with the Escrow Agent.  In
                               --------------
connection with the purchase and sale hereunder, Rapoport, Sharpe and the Company will deliver a written notice in the form of Exhibit A attached to the
                                                     ---------
Escrow Agreement (the "Escrow Agent Notice") directing the Escrow Agent to
                       -------------------
release (as applicable) the Rapoport Deposit and the Sharpe Deposit to the Company as payment in full for the Common Stock purchased hereunder.

          The parties hereto agree as follows:

          Section 1.  Authorization of Issuance and Sale of Common Stock.
                      --------------------------------------------------

          1A. The Company shall authorize the issuance and sale to the Purchasers of an aggregate of 1,840,000 shares of the Company's Common Stock, par value $.01 per share (the

"Common Stock"), for an aggregate purchase price of $12.50 per share. The
 ------------
purchase price shall be paid solely from the proceeds of the Rapoport Deposit and Sharpe Deposit.

          Section 2.  Purchase and Sale of Common Stock.
                      ---------------------------------

          2A.  Purchase and Sale.  The Company shall sell to each Purchaser,
               -----------------
and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company, the shares of Common Stock set forth beside such Purchaser's name on the Schedule of Purchasers, at the purchase price set forth
                        ----------------------
in Section 1 above.  The sale to and purchase by each Purchaser of the Common
   ---------
Stock to be purchased by such Purchaser hereunder will constitute a separate sale and purchase.

          2B.  The Closing.  The closing of the separate sales and purchases of
               -----------
the Common Stock (the "Closing") will take place at the offices of Skadden,
                       -------
Arps, Slate, Meagher & Flom LLP, at 10:00 a.m. on June 13, 2000 or on such other date as may be mutually agreeable to the Purchasers and the Company. At the Closing, the Company shall deliver to each Purchaser a certificate or certificates evidencing the number of shares of Common Stock to be purchased by such Purchaser, registered in such name as such Purchaser shall designate, upon payment of the purchase price therefor by wire transfer of the Rapoport Deposit and the Sharpe Deposit to the Company.

          Section 3.  Conditions of Each Purchaser's Obligations at the Closing.
                      ---------------------------------------------------------
The respective obligation of each Purchaser to purchase and pay for the Common Stock to be purchased by him at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          3A.  Representations and Warranties; Covenants.  The representations
               -----------------------------------------
and warranties contained in Section 5 hereof shall be true and correct at and as
                            ---------
of the Closing as though then made, and the Company shall have performed all of the covenants required to be performed by it hereunder prior to the Closing.

          3B.  Plan.  All of the conditions to the consummation of the Plan
               ----
shall have been satisfied, including the receipt of proceeds under the Exit Credit Facility (as defined therein), the consummation of the Reinsurance Transaction (as defined therein), the approval of the Texas Department of Insurance of the transactions contemplated by the Plan, including the payment by Southwestern Life Insurance Company of the Extraordinary Dividend and the expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended.

          3C.  Escrow Agent Notice.  The Company and each Purchaser shall have
               -------------------
delivered the Escrow Agent Notice to the Escrow Agent.

          3D.  Closing Documents.  The Company shall have delivered to the
               -----------------
Purchasers all of the following documents:

          (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and Sections 3A through 3C, inclusive
                                 ---------     -----------         --
have been fully satisfied; and

          (ii) certified copies of the certificate of incorporation and the Company's bylaws, each as in effect at the Closing.

          3E.  Compliance with Applicable Laws.  The purchase of Common Stock by
               -------------------------------
the Purchasers hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject any Purchaser to any penalty, liability or, in each Purchaser's sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which such Purchaser is subject.

          3F.  Waiver.  Any condition specified in this Section 3 may be waived
               ------                                   ---------
only if such waiver is set forth in a writing executed by each Purchaser.

          Section 4.  Restrictions on Transfers.
                      -------------------------

          4A.  Restrictions.  Restricted Securities are only transferable
               ------------
pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rules then in force) if such rules are available, and (iii) subject to the conditions specified in Section 4B below, any other legally available means of transfer
             ----------
pursuant to the Securities Act.

          4B.  Procedure for Transfer.  In connection with the transfer of any
               ----------------------
Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of Section 4A above), the holder thereof will deliver written notice to the
   ----------
Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in
Section 6A below.  If the Company is not required to deliver new certificates
----------
for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this
Section 4B and Section 6A.
----------     ----------

          4C.  Transferees.  Upon request of any Purchaser, the Company shall
               -----------
promptly supply to such Purchaser or its prospective transferees all information required to be delivered in connection with a transfer pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission.

          Section 5.  Representations and Warranties of the Company.  The
                      ---------------------------------------------
Company hereby represents and warrants to each Purchaser that as of the Closing:

          5A.   Organization, etc.  The Company is a corporation duly organized,
                -----------------
validly existing and in good standing under the laws of the State of Delaware. The Company has corporate power and authority to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          5B.   Capital Stock and Related Matters.
                ---------------------------------

          (i) As of the Closing and immediately thereafter, (a) the authorized capital stock of the Company will consist of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, par value of $.01 per share ("Preferred
                                                                       ---------
Stock"), (b) the Company will have issued, and there will be outstanding,
-----
9,059,000 shares of Common Stock and no shares of Preferred Stock and (c) the Company will not have any other class of authorized, issued or outstanding capital stock.

          (ii) As of the Closing and immediately thereafter, the Company will not have outstanding any stock or securities convertible into or exchangeable for any shares of its capital stock, nor will it have outstanding any rights or options to subscribe for or to purchase any capital stock or any stock or securities convertible into or exchangeable for any capital stock, other than options to purchase 640,000 shares of Common Stock issued to members of the Company's management as contemplated by the Plan.

          (iii) As of the Closing and immediately thereafter, all of the outstanding shares of the Company's capital stock will have been duly authorized, and upon payment therefor will be validly issued, fully paid and nonassessable.

          (iv) The Company has delivered to the Purchasers true and complete copies of its certificate of incorporation and bylaws as in effect on the date hereof.

          5C.   Authorization; No Breach.  The execution, delivery and
                ------------------------
performance of this Agreement and all other agreements and transactions contemplated hereby and thereby have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the availability of equitable remedies and excluding the laws of bankruptcy and other similar laws affecting creditors' rights generally as applied to the Company for any matter other than the Plan. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to be executed by the Company, and the offering, sale and issuance of the Common Stock hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body (other than in connection with certain state and federal securities laws) pursuant to, the amended and restated certificate of incorporation or the bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company or any of its Subsidiaries is a party.

          5D.  Compliance with Laws.  Neither the Company nor any of its
               --------------------
Subsidiaries has violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole, and neither the Company nor any of its Subsidiaries has received notice of any such violation.

          5E.  No Registration.  Assuming the truth and accuracy of the
               ---------------
representations set forth in Section 6 hereof, the offers and sales of the
                             ---------
Common Stock pursuant to the terms hereof are not required to be registered under the Securities Act or any state securities laws.

          Section 6.  Purchasers' Representations and Warranties.
                      -------------------------------------------

          6A.  Purchaser's Investment Representations.  Each Purchaser hereby
               --------------------------------------
severally represents that he is acquiring the Restricted Securities purchased by him hereunder or acquired pursuant hereto for his own account with the present intention of holding such securities for investment purposes and that he has no present intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent any Purchaser and the subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate for
                                  ---------
Restricted Securities initially will be imprinted with a legend in substantially the following form (the "Securities Act Legend"):
                         ---------------------

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON June 13, 2000 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE TRANSFER OF SUCH SECURITIES IS SUBJECT
                         ---
  TO THE CONDITIONS SPECIFIED IN THE SUBSCRIPTION AGREEMENT, DATED AS OF JUNE 13, 2000 BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS,
                                         -------
  AND THE COMPANY RESERVES THE RIGHT TO REFUSE TO TRANSFER SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE."

As provided in Section4B, the holder of Restricted Securities will be entitled
               ---------
to receive from the Company, without expense to such holder, upon surrender to the Company of the certificate representing such securities, a new certificate representing such securities of like tenor but not bearing a legend of the character set forth above.

          6B.   Other Representations and Warranties of the Purchasers.  Each
                ------------------------------------------------------
Purchaser hereby severally represents and warrants to the Company that:

          (i) such Purchaser has had an opportunity to ask questions and receive answers concerning the Company and has had full access to such other information concerning the Company (including access to the Plan and the financing documents relating thereto) as such Purchaser may have requested and that in making his decision to invest in the Common Stock being purchased hereunder such Purchaser is not in any way relying on the fact that any other person has decided to be a Purchaser hereunder or to invest in the Common Stock;

          (ii) such Purchaser (a) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (b) by reason of his business and financial experience, and the business and financial experience of those retained by him to advise him with respect to his investment in the Common Stock being purchased hereunder, he, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of his prospective investment in such Common Stock, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

          (iii) such Purchaser has the requisite power and authority to purchase the Common Stock to be purchased by him hereunder.

          Section 7.  Definitions.
                      -----------

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Restricted Securities" means the Common Stock issued hereunder and
           ---------------------
any securities issued with respect to such Common Stock by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rules then in force) or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in Section 6A have been delivered by the Company in accordance
                    ----------
with Section 4B. Whenever any particular securities cease to be Restricted
     ----------
Securities, the holder thereof will be entitled to receive from the Company, without expense to such holder, new securities of like tenor not bearing a Securities Act Legend of the character set forth in Section 6A.
                                                    ----------

          "Rule 144" means Rule 144 promulgated by the Securities and Exchange
           --------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Rule 144A" means Rule 144A promulgated by the Securities and Exchange
           ---------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Subsidiaries" means, with respect to any Person, any corporation,
           ------------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          Section 8.  Miscellaneous.
                      -------------

          8A.  Indemnification.  The Company shall indemnify and hold each
               ---------------
Purchaser and his affiliates harmless from and against all claims, expenses (including, but not limited to, attorneys' fees), damages, and liabilities ("Claims") of any kind which may be incurred by, or asserted against, any such
  ------
person in connection with, or arising out of, this Agreement, the Plan, the transactions contemplated herein and therein or any related investigation, litigation or proceeding (other than Claims arising out of such person's intentional misconduct or bad faith). The Company and its affiliates shall not be liable for any punitive, exemplary, consequential or indirect damages which may be alleged to result in connection with this Agreement, the Plan, the transactions contemplated herein and therein, or unless such punitive, exemplary, consequential or indirect damages are awarded to or otherwise payable by a Purchaser or his affiliates to a Person not a party hereto. THE INDEMNITY PROVIDED HEREIN INDEMNIFIES EACH PURCHASER AND HIS AFFILIATES FOR HIS OR THEIR OWN NEGLIGENCE.

          8B.  Remedies.  The holders of Common Stock acquired hereunder
               --------
(directly or indirectly) will have all of the rights and remedies set forth in this Agreement and the amended certificate of incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          8C.  Amendments and Waivers.  Except as otherwise provided herein, no
               ----------------------
modification, amendment or waiver of any provision hereof shall be effective against the Company or the Purchasers unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Common Stock purchased hereunder. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the amended certificate of incorporation or the bylaws shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the certificate of incorporation, or the bylaws in accordance with their terms.

          8D.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or any Purchaser or on its behalf and regardless of the representations and warranties made in Section 6B.
                                                         ----------

          8E.  Successors and Assigns.
               ----------------------

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as the purchaser or holder of Common Stock, as the case may be, are also for the benefit of and enforceable by any subsequent holder of such Purchaser's Common Stock.

          (ii) If a sale, transfer, assignment or other disposition of any Common Stock is made in accordance with the provisions of this Agreement to any Person and such Common Stock remains Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such Common Stock is acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement as theretofore amended.

          8F.  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          8G.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          8H.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          8I.  Governing Law.  All issues concerning the enforceability,
               -------------
validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of laws or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          8J.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to each Purchaser at such Purchaser's address as indicated in the Schedule of Purchasers attached hereto and to the Company at the address indicated below:

          Notices to the Company:
          ----------------------

          Southwestern Life Holdings, Inc.
          717 North Harwood Street
          Dallas, Texas 75201
          Attention: Board of Directors

          With a copy to:
          --------------

          Kirkland & Ellis
          200 E. Randolph Drive
          Chicago, Illinois 60601
          Attention: James L. Learner, P.C.

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                             *    *    *    *    *

      IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement on the day and year first above written.

                         SOUTHWESTERN LIFE HOLDINGS, INC.


                         By: /s/ Steve R. Johnson
                            ------------------------------------------
                         Its: President and Chief Operating Officer
                             -----------------------------------------

                         /s/ Bernard Rapoport
                         ---------------------------------------------
                         Bernard Rapoport


                         SLM INVESTMENTS, L.P.


                         By: /s/ John T. Sharpe
                            --------------------------------------
                         Its: ____________________________________


                         SHARPE TAYLOR INVESTMENTS, LTD.


                         By: /s/ John T. Sharpe
                            --------------------------------------
                         Its: ____________________________________


                         JTS FAMILY LIMITED PARTNERSHIP #14


                         By: /s/ John T. Sharpe
                            --------------------------------------
                         Its: ____________________________________


                   SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

                            SCHEDULE OF PURCHASERS
                            ----------------------



                                      Number of     Total Purchase
                                      Shares of    Price for Common
Name and Address                        Stock           Stock
-------------------------------------------------------------------

Bernard Rapoport                       1,600,000        $20,000,000
1200 Wooded Acres
Waco, Texas 76710

SLM Investments, L.P.                     12,000        $   150,000
2305Cedar Springs, Suite 410
Dallas, Texas 75201

Sharpe Taylor Investments, Ltd.            4,000        $    50,000
2305Cedar Springs, Suite 410
Dallas, Texas 75201

JTS Family Limited Partnership #14       224,000        $ 2,800,000
2305Cedar Springs, Suite 410
Dallas, Texas 75201

with a copy to:
Haynes & Boone, LLP
901 Main Street
Suite 3100
Dallas, Texas 75202
Attention: Mike Boone

                                       ---------        -----------
TOTAL                                  1,840,000        $23,000,000